Liquidity	12 Months Ended
Dec. 31, 2020
Liquidity [Abstract]
LIQUIDITY
2.	LIQUIDITY

For the year ended December 31, 2020, the Company incurred net loss from continuing operations of approximately $0.9 million, and cash outflows of approximately $7.5 million from operating activities from continuing operations. The continuing net loss from continuing operations required management’s consideration of the Company’s liquidity and its ability to continue as a going concern.

In assessing the Company’s liquidity, the Company monitors and analyzes its cash and its ability to generate sufficient cash flow in the future to support its operating and capital expenditure commitments. The Company’s liquidity needs are to meet its working capital requirements and operating expenses obligations.

As of December 31, 2020, the Company had cash balance of $4,932,048 and a positive working capital of $48,670,165. In addition to the cash balance, the working capital was mainly comprised of restricted cash of $25,875,556, accounts receivable of 6,939,352, loan receivable due from third parties of $17,670,652 and other receivables of $3,545,753. The balances of these assets are expected to be repaid on maturity dates and will also be used for working capital.

In addition, the management estimated the operating expenses obligation for the next twelve months after issuance of the consolidated financial statements to be $3.8 million, which will be covered by the cash flows of $5.5 million generated from financial guarantee services and financial consulting services. The Company’s shareholder also pledged to provide continuous financial support to the Company whenever necessary.

The Company plans to fund its operations through revenue generated from its revenues of financial guarantee services and financial consulting services, private placements from investors, and financial support commitments from the Company’s shareholders.

Based on above operating plan, the management believes that the Company will continue as a going concern in the following 12 months.

The Company’s ability to fund these needs will depend on its future performance, which will be subject in part to general economic, competitive and other factors beyond its control. The COVID-19 outbreak has caused severe disruptions in transportation, limited access to the facilities and limited support from workforce employed in operations, and as a result, the Company may experience the delays in provision of financial guarantee services and consulting services to customers. Although the China has taken strict measures to control the COVID-19 outbreak and have resumed normal business activities in early March 2020, it is estimated that the economy of China will still be impacted to certain extent. The extent to which the coronavirus impacts the results for fiscal year 2021 will depend on certain future developments, including the duration and spread of the outbreak, emerging information concerning the severity of the coronavirus and the actions taken by governments and private businesses to attempt to contain the coronavirus, all of which is uncertain at this point.